UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

July 17, 2007
____________________________

IPORUSSIA, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-51076 (Commission File Number)	936A Beachland Boulevard, Suite 13 Vero Beach, FL 32963	38-3649127 (IRS Employer Identification No.)
(Address of Principal Executive Offices and zip code)

(772) 231-7544
(Registrant's telephone
number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

On July 17, 2007, Aaron Stein, CPA (“Stein”) resigned as the Company’s independent registered public accounting firm. On July 17, 2007, the Company engaged Comiskey & Company, P.C. (“Comiskey”) as its new independent registered public accounting firm. Pursuant to Item 304(a) of Regulation S-B under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, the Company reports as follows:

(a)	(i)	Stein resigned as the Company’s independent registered public accounting firm effective on July 17, 2007.

(ii)
During each of the last two fiscal years ended December 31, 2006 and 2005, the accountants’ report on the financial statements contained no adverse opinion or disclaimer of opinion, nor was it modified as to audit scope or accounting principles. The accountants’ report contained an explanatory paragraph describing going concern contingencies.

(iii)	The Company’s Board of Directors has accepted the resignation of Stein and has approved the engagement of Comiskey.

(iv)
During each of the last two fiscal years ended December 31, 2006 and 2005 and the interim periods preceding the resignation of Stein, there were no disagreements with Stein on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Stein, would have caused Stein to make reference to the subject of that disagreement in its reports on the Company’s financial statements.

The Company requested that Stein furnish it with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the Company’s statements in this Item 4.01(a). A copy of the letter furnished by Stein in response to this request, dated July 17, 2007 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	On July 17, 2007, Comiskey was engaged as the Company’s new independent registered public accountants.

(i)
During the two most recent fiscal years and the interim period preceding the engagement of Comiskey, the Company has not consulted with Comiskey regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Comiskey or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

(ii)	The Company did not have any disagreements with Stein and therefore did not discuss any past disagreements with Comiskey.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

16.1	Letter from Aaron Stein, CPA regarding change of certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, IPORUSSIA, INC. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPORUSSIA, INC.

Date: July 19, 2007	By:	/s/ Kevin R. Keating
Kevin R. Keating, President and CEO

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Aaron Stein, CPA regarding change of certifying accountant.